SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    SEPTEMBER 26, 2003
                                                           ------------------

                       SOUTHWESTERN ELECTRIC POWER COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    1-3146                  72-0323455
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File    (IRS Employer Identification
     of incorporation)              Number)                     No.)


         1 Riverside Plaza, Columbus, Ohio                     43215
--------------------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code          614-716-1000
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS.

           On September 26, 2003, Southwestern Electric Power Company (the "Company") and SWEPCo Capital Trust I (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 110,000 Flexible Trust Preferred Securities (Liquidation Amount $1,000 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration Statement Nos. 333-108045, 333-108045-01, 333-108045-02 and 333-108045-03) of the Company and
the Trust.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

                 1(a) Underwriting Agreement, dated September 26, 2003, among the Company, the Trust and Lehman Brothers Inc., as the representative of the underwriters name in Schedule I thereto.

                 4(c)(i) First Supplemental Indenture dated as of October 1, 2003, providing for the issuance of the Company's Series B Junior Subordinated Debentures due October 1, 2043

                 4(f)(i)(A)        Amended  and  Restated  Trust   Agreement  of
                                   SWEPCo Capital Trust I.

                 4(j)              Form of Preferred  Security of SWEPCo Capital
                                   Trust  I  (included  in  Exhibit   4(f)(i)(A)
                                   above).

                 4(k)              Form  of   Series   B   Junior   Subordinated
                                   Debentures  due October 1, 2043  (included in
                                   Exhibit 4(c)(i) above).

                 4(i)(i)(A)        Guarantee   Agreement   relating   to  SWEPCo
                                   Capital Trust I.

                 4.9 Agreement as to Expenses and Liabilities relating to SWEPCo Capital Trust I (included in exhibit 4(f)(i)(A) above.)

                 5(a)(i)           Opinion of Simpson Thacher & Bartlett LLP.

                 5(b)(i) Opinion of Richards, Layton & Finger, P.A., relating to SWEPCo Capital Trust I.

                 8                 Tax  Opinion  of  Simpson  Thacher & Bartlett
                                   LLP.



                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 3, 2003                     SOUTHWESTERN ELECTRIC
                                            POWER COMPANY





                                            By: /s/ THOMAS G. BERKEMEYER
                                               ------------------------------
                                                    Thomas G. Berkemeyer
                                                    Assistant Secretary